UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2010

GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-150651	20-8403198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3411 Preston Road, Suite C-13-216, Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 712-8991

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)
(1) Previous Independent Registered Public Accounting Firm

(i)	On August 9, 2010, the Registrant dismissed its independent auditor, Berman & Company, P.A. (“Berman”)
(ii)
The reports of Berman as of and for the fiscal years ended December 31, 2009 and 2008, did not contain any adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The Board of Directors agreed to dismiss Registrant’s independent auditor.
(iv)
During the fiscal years ended December 31, 2009 and 2008 and any subsequent interim period preceding such dismissal of Berman, there were no disagreements with Berman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(v)	Berman has not advised the Registrant of any events described in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v).

(2) New Independent Accountant

The Registrant engaged Malone Bailey, LLP as its independent auditor to provide the requisite audit services for the Registrant.  Malone Bailey, LLP commenced its engagement effective August 9, 2010 as requested and approved by the Registrant’s Board of Directors.  The Registrant did not consult with Malone Bailey, LLP on any matter at any time prior to the engagement.

(3) The Form 8-K filed August 11, 2010, was not submitted to Berman for review prior to filing and the Registrant retracts its prior statement that Berman was unwilling to cooperate. There is no outstanding disagreement between Registrant and Berman.  Berman has reviewed this disclosure statement and attached is a letter from Berman & Company P.A. regarding its review of the abovementioned disclosure made in response to this Item 304(a).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2010 the Company and its stockholders deemed it to be in the best interest of the Company that Article THIRD of the Company’s Articles of Incorporation be stricken in its entirety and replaced as follows:

THIRD: Authorized Stock: The total number of shares which the Company shall have authority to issue is Four Hundred Million (400,000,000) Common Shares, with a par value of $0.0001 per share.

Prior to such amendment, the Company had authority to issue Two Hundred Five Million (205,000,000) Common Shares, with a par value of $0.0001 per share.

Item 9.01 Financial Statements and Exhibits.

Letter from the previous independent accountant, Berman & Company, P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 13, 2010

GLOBAL HOLDINGS, INC.

/s/ Terrence A. Tecco
Terrence A. Tecco, Chief Executive Officer